UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

Infinity Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Massachusetts Avenue, Floor 4, Cambridge, MA	02138
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.001 par value	INFI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    On March 16, 2020, the Board of Directors (the “Board”) of Infinity Pharmaceuticals, Inc. (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Richard Gaynor, M.D., as a director of the Company and appointed Dr. Gaynor to the Research and Development Committee (the “R&D Committee”) of the Board. His term began on March 16, 2020 (the “Commencement Date”) and will expire at the Company’s 2020 annual meeting of stockholders or his earlier death, resignation, or removal.
In accordance with the Company’s director compensation program, Dr. Gaynor will receive an annual cash retainer of $42,000 for service on the Board. Dr. Gaynor will also receive a $7,500 retainer for service as a member of the R&D Committee. These amounts are payable on the Commencement Date and are pro-rated based on the length of his initial term. In addition, under the Company’s director compensation program, Dr. Gaynor will receive on the Commencement Date an option to purchase up to 60,000 shares of the Company’s common stock at a price equal to the closing price of the Company’s common stock on the Nasdaq Global Select Market on the Commencement Date. This option, which will be granted under the Company’s 2019 Equity Incentive Plan, will vest and become exercisable over a period of two years in equal quarterly installments beginning at the end of the first quarter after the Commencement Date, provided that Dr. Gaynor continues to serve as a director.
Item 8.01.     Other Events.
On March 17, 2020, the Company issued a press release announcing the election of Richard Gaynor to the Board. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained on the websites referenced in the press release is not incorporated herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    The following exhibit is included in this report:

Exhibit No.	Description
99.1	Press release dated March 17, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.
Date: March 17, 2020	By:	/s/ Seth A. Tasker
Seth A. Tasker
Chief Business Officer